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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) February 2, 2005
                                                          ----------------


                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-19974                    33-0022692
          --------                    -------                    ----------
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


951 Calle Amanecer, San Clemente, California                       92673
--------------------------------------------                    ----------
  (Address of principal executive offices)                      (Zip Code)


                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02         Results of Operations and Financial Condition
                  ---------------------------------------------

                  ICU Medical, Inc. announced its earnings for the fourth quarter and year-end 2004.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

         (c)      Exhibits

         99.1 Press release, dated February 2, 2005 announcing ICU Medical, Inc.'s fourth quarter and year-end 2004 earnings.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 2, 2005

                                          ICU MEDICAL, INC.


                                          /s/ Francis J. O'Brien
                                          ------------------------
                                          Francis J. O'Brien
                                          Secretary, Treasurer and
                                          Chief Financial Officer